Deutsche German Equity Fund
(Class A Shares, Class B Shares and Class C Shares)

Deutsche Global Bond Fund
(Class A Shares and Class B Shares)

Deutsche European Bond Fund
(Class A Shares, Class B Shares and Class C Shares)

Series of the Deutsche Funds, Inc.

Supplement to the Combined Statement of Additional Information Dated February 8, 1999

Please add the following paragraph under the section entitled "Redemption of Shares --Elimination of the Contingent Deferred Sales Charge" on page 29 of your Statement of Additional Information:

"Any contingent deferred sales charges will be waived on redemptions of Class A, B or C Shares of the German Equity Fund, Global Bond Fund and European Bond Fund."



                                                               November 18, 1999







Edgewood Services, Inc., Distributor
G02216-18 (11/99)